UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported) June 17, 2002
                                                      ----------------------

                            PREVENTION INSURANCE.COM
        ---------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)

        Nevada                         0-32389                   88-0126444
----------------------------    -----------------------      -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
   OF INCORPORATION)                 FILE NUMBER)            IDENTIFICATION NO.)

    2770 S. Maryland Pkwy. #416
          Las Vegas, NV                                      89109
---------------------------------------            -----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE       (702) 732-2758
                                                --------------------------------

        ----------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                              GENERAL INSTRUCTIONS

A. RULE AS TO USE OF FORM 8-K.

Form 8-K shall be used for current reports under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243 100 and 243.101).

B. EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORTS.

This report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  PREVENTION INSURANCE.COM
                                             -----------------------------------
                                                         (REGISTRANT)

                                              /s/ Scott Goldsmith
DATE                                         -----------------------------------
         June 17, 2002                                 (SIGNATURE)
---------------------------------------        Scott Goldsmith, President

*PRINT NAME AND TITLE OF THE SIGNING OFFICER UNDER HIS SIGNATURE.

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a) On June 24, 2002, pursuant to an Agreement of Purchase and Sale, Registrant issued 292,565 shares of its common stock to Mr. Scott Stirkins, President of Pacific Western Insurance Service, in exchange for 80% of that company's outstanding shares of stock. The Agreement provided that during the twelve month period following the date of the Agreement, Mr. Stirkins shall have the right to repurchase the shares of Pacific Western Insurance Services for the consideration given by Registrant. In addition, under certain conditions Registrant may exercise the option to purchase the remaining outstanding shares of the Pacific Western Insurance Services from Mr. Stirkin.

Under the Agreement Pacific Western Insurance Services will pay Registrant a service fee of $500.00 per month and such dividends as may be declared by Pacific Western Insurance Services from time to time.

Pacific Western Insurance Services is located in Seattle, Washington and for the past ten years has been engaged in the business of selling insurance.

(b) Not Applicable

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

It is impractical for Registrant to obtain the necessary financial statements for the business acquired before the date this Report on Form 8-K is due to be filed. Registrant undertakes to file the required financial statements as an amendment to this Form 8-K Report no later than 60 days from the date of this Report.

(b) Exhibits

Exhibit 10.1 Agreement of Purchase and Sale by and between Scott Stirkins and Prevention Insurance dated June 4, 2002.

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                                    EXHIBITS

INDEX TO EXHIBITS:

Exhibit 10.1 Agreement of Purchase and Sale........................E-2 (8 pages)